Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P.
Reports Third Quarter 2018 Results

HOUSTON, November 9, 2018 - Natural Resource Partners L.P. (NYSE:NRP) today reported third quarter of 2018 results as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per unit data)	2018	2017	2018	2017
Net income from continuing operations (1)	$28,565	$26,499	$91,061	$58,467
Adjusted EBITDA (2)	58,060	58,094	170,503	172,032
Cash flow provided by (used in) continuing operations:
Operating activities	33,427	25,800	108,017	81,394
Investing activities	(1,981)	2,771	(3,814)	3,440
Financing activities	(21,034)	51,890	(70,643)	(3,961)
Distributable cash flow (2)	33,782	28,883	109,373	85,760
Free cash flow (2)	30,969	28,420	102,300	82,319

(1)	Net income from continuing operations during the nine months ended September 30, 2018 included income of $12.7 from a royalty dispute settlement in our Soda Ash business segment.

(2)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

"NRP delivered another solid quarter of operating results as we continued to see strong demand for metallurgical and thermal coal,” remarked NRP’s President and Chief Operating Officer, Craig Nunez. “I would also like to highlight the favorable litigation settlement with Foresight Energy in October, which resulted in NRP receiving an initial payment of $25 million and a commitment from Foresight to pay us $11 million annually for 15 years beginning in 2019. We are pleased with this mutually beneficial outcome and look forward to continuing our long-term partnership with Foresight. These additional cash flows will assist in our commitment to strengthening our balance sheet."

NRP improved its liquidity since the end of the second quarter of 2018 by $10.4 million to $118.4 million at September 30, 2018, consisting of $63.4 million of cash and $55.0 million of borrowing capacity available under its credit facility. NRP's consolidated Debt-to-Adjusted EBITDA ratio at September 30, 2018 was 3.5x.

With respect to the third quarter of 2018, NRP declared a cash distribution of $0.45 per common unit and a cash distribution of $7.5 million on NRP’s preferred units. NRP's distribution coverage ratio over the last twelve months was 6.9x before taking into account the $30 million annual distribution on NRP's preferred units, and 5.6x after taking into account this preferred unit distribution.

Segment Results

	Operating Business Segments
	Coal Royalty and Other	Soda Ash	Construction Aggregates	Corporate and Financing	Total
(In thousands)
Three Months Ended September 30, 2018
Net income (loss) from continuing operations	$37,751	$8,836	$2,654	$(20,676)	$28,565
Adjusted EBITDA (1)	42,998	12,250	5,995	(3,183)	58,060
Cash flow provided by (used in) continuing operations:
Operating activities	41,604	12,250	6,941	(27,368)	33,427
Investing activities	1,590	—	(3,571)	—	(1,981)
Financing activities	—	—	(239)	(20,795)	(21,034)
Distributable cash flow (1)	43,194	12,250	5,706	(27,368)	33,782
Free cash flow (1)	43,194	12,250	2,893	(27,368)	30,969

Three Months Ended September 30, 2017
Net income (loss) from continuing operations	$37,992	$8,993	$3,342	$(23,828)	$26,499
Adjusted EBITDA (1)	43,297	12,250	6,402	(3,855)	58,094
Cash flow provided by (used in) continuing operations:
Operating activities	44,119	8,992	2,155	(29,466)	25,800
Investing activities	676	3,258	(1,163)	—	2,771
Financing activities	484	—	—	51,406	51,890
Distributable cash flow (1)	44,795	12,250	1,304	(29,466)	28,883
Free cash flow (1)	44,719	12,250	917	(29,466)	28,420

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.
Coal Royalty and Other
During the third quarter of 2018, we continued to see strong coal pricing driven by robust export demand and stable domestic markets for metallurgical and thermal coal. While total coal production remained steady, our average coal royalty revenue per ton increased 12% driven primarily by a strong global demand for metallurgical coal. Approximately 67% of NRP's coal royalty revenues and approximately 61% of its coal royalty production was derived from metallurgical coal during the three months ended September 30, 2018. Net income and Adjusted EBITDA were consistent with prior year.
Free cash flow decreased slightly in the third quarter of 2018 compared to the third quarter of 2017 primarily as a result of the timing of payments.
Soda Ash
Soda Ash segment results were consistent with prior year.
Construction Aggregates
Net income and Adjusted EBITDA results decreased slightly primarily due to higher operating expenses. Free cash flow increased primarily due to the timing of certain operating payments, partially offset by increased capital expenditures.
Corporate and Finance
Corporate and Finance segment results improved for the third quarter of 2018, primarily due to lower interest as a result of continued repayment of debt.

Conference Call
A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 55454890. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. To access the replay, please visit the Investor Relations section of NRP’s website.
Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns interests in coal, aggregates and industrial minerals across the United States. A large percentage of NRP's revenues are generated from royalties and other passive income. In addition, NRP owns a construction aggregates company and an equity investment in Ciner Wyoming, a trona/soda ash operation.

For additional information, please contact Kathy H. Roberts at 713-751-7555 or kroberts@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by our lessees; unanticipated geologic problems; our liquidity, leverage and access to capital and financing sources; changes in the legislative or regulatory environment, litigation risk, and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

“Distributable cash flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from sales of assets, including those included in discontinued operations, and return of long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. Distributable cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Distributable cash flow may not be calculated the same for us as for other companies. In addition, Distributable cash flow presented below is not calculated or presented on the same basis as Distributable cash flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. Distributable cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.
“Free cash flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivables (including affiliate); less maintenance and expansion capital expenditures, cash flow used in mitigation payments and acquisition costs classified as financing activities and distributions to non-controlling interest. Free cash flow is calculated before mandatory debt repayments. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow may not be calculated the same for us as for other companies. Free cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment; plus (minus) net loss (income) attributable to non-controlling interest; plus total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.
“Adjusted net income attributable to NRP” is a non-GAAP financial measure that we define as Net income attributable to NRP plus restructuring transaction expenses that include debt modification expense, loss on extinguishment of debt and restructuring-related incentive compensation expense, asset impairments and income (loss) from discontinued operations; less gain on sale of assets. Adjusted net income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted net income is useful in evaluating our financial performance because restructuring transaction expenses are one time charges, gains on asset sales are not related to the operations of our business and asset impairments are non-cash charges. Excluding these from net income allows us to better compare results from ongoing operations period-over-period.
"Return on capital employed" is a non-GAAP financial measure that we define as Net income from continuing operations plus interest expense divided by the sum of equity and debt. Return on capital employed should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed. The measure provides an indication of operating performance before the impact of leverage in the capital structure.
Revision of Previously Issued First Quarter and Second Quarter 2018 Financial Statements
During the three months ended September 30, 2018, NRP identified an error related to the modified retrospective adoption of ASC 606 on January 1, 2018 for certain coal royalty leases that impacted its financial statements as of and for the three-months ended March 31, 2018 and as of and for the three and six-months ended June 30, 2018. Management concluded that the impact of the error was not material to the previously issued financial statements. In order to properly reflect the application of ASC 606 retrospectively, financial information for the three months ended March 31, 2018 and for the three and six months ended June 30, 2018 in the following financial tables and Reconciliation of Non-GAAP Measures and Recap of Metrics have been revised to reflect the correction of this error. See Note 2. Revenue from Contracts with Customers of the Partnership's Third Quarter 2018 Form 10-Q for additional information.

-Financial Tables, Reconciliation of Non-GAAP Measures and Recap of Metrics Follow-

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Comprehensive Income
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per unit data)	2018	2017	2018	2018	2017
Revenues and other income
Coal royalty and other	$42,459	$43,507	$47,732	$134,428	$111,269
Coal royalty and other—affiliates	59	335	188	484	23,178
Transportation and processing services	6,853	5,571	5,002	17,238	9,717
Transportation and processing services—affiliates	—	—	—	—	6,013
Construction aggregates	30,398	29,553	34,233	91,055	82,399
Road construction and asphalt paving services	6,250	5,157	6,176	13,154	13,087
Equity in earnings of Ciner Wyoming	8,836	8,993	16,529	34,986	27,676
Gain on asset sales, net	163	171	210	1,033	3,576
Total revenues and other income	$95,018	$93,287	$110,070	$292,378	$276,915
Operating expenses
Operating and maintenance expenses	$35,134	$32,441	$38,301	$103,403	$93,089
Operating and maintenance expenses—affiliates	2,414	2,154	4,065	8,944	6,928
Depreciation, depletion and amortization	8,221	8,306	8,563	24,741	26,195
Amortization expense—affiliate	—	—	—	—	1,008
General and administrative	2,249	2,648	2,414	8,068	10,757
General and administrative—affiliates	934	1,207	849	2,714	3,183
Asset impairments	—	—	—	242	1,778
Total operating expenses	$48,952	$46,756	$54,192	$148,112	$142,938
Income from operations	$46,066	$46,531	$55,878	$144,266	$133,977
Other expense, net
Interest expense, net	$(17,501)	$(20,032)	$(17,734)	$(53,205)	$(63,464)
Debt modification expense	—	—	—	—	(7,939)
Loss on extinguishment of debt	—	—	—	—	(4,107)
Total other expense, net	$(17,501)	$(20,032)	$(17,734)	$(53,205)	$(75,510)
Net income from continuing operations	$28,565	$26,499	$38,144	$91,061	$58,467
Loss from discontinued operations	(24)	(433)	(34)	(72)	(507)
Net income	$28,541	$26,066	$38,110	$90,989	$57,960
Net loss (income) attributable to non-controlling interest	359	—	(869)	(510)	—
Net income attributable to NRP	$28,900	$26,066	$37,241	$90,479	$57,960
Less: income attributable to preferred unitholders	(7,500)	(7,650)	(7,500)	(22,500)	(17,688)
Net income attributable to common unitholders and general partner	$21,400	$18,416	$29,741	$67,979	$40,272
Net income attributable to common unitholders	$20,972	$18,046	$29,146	$66,619	$39,466
Net income attributable to the general partner	$428	$370	$595	$1,360	$806
Income from continuing operations per common unit
Basic	$1.71	$1.51	$2.38	$5.45	$3.27
Diluted	$1.30	$1.08	$1.71	$4.06	$2.67
Net income per common unit
Basic	$1.71	$1.48	$2.38	$5.44	$3.23
Diluted	$1.30	$1.07	$1.71	$4.06	$2.65
Net income	$28,541	$26,066	$38,110	$90,989	$57,960
Comprehensive income (loss) from unconsolidated investment and other	791	(268)	(434)	(768)	(1,413)
Comprehensive income	$29,332	$25,798	$37,676	$90,221	$56,547
Comprehensive loss (income) attributable to non-controlling interest	359	—	(869)	(510)	—
Comprehensive income attributable to NRP	$29,691	$25,798	$36,807	$89,711	$56,547

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2018	2017	2018	2018	2017
Cash flows from operating activities
Net income	$28,541	$26,066	$38,110	$90,989	$57,960
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	8,221	8,306	8,563	24,741	26,195
Amortization expense—affiliates	—	—	—	—	1,008
Distributions from unconsolidated investment	12,250	8,992	12,250	34,653	31,104
Equity earnings from unconsolidated investment	(8,836)	(8,993)	(16,529)	(34,986)	(27,676)
Gain on asset sales, net	(163)	(171)	(210)	(1,033)	(3,576)
Debt modification expense	—	—	—	—	7,939
Loss on extinguishment of debt	—	—	—	—	4,107
Income (loss) from discontinued operations	24	433	34	72	507
Asset impairments	—	—	—	242	1,778
Unit-based compensation expense	153	(26)	281	1,226	(23)
Amortization of debt issuance costs and other	568	3,203	1,202	2,541	6,547
Other—affiliates	—	199	—	(190)	(974)
Change in operating assets and liabilities:
Accounts receivable	2,177	5,038	(2,712)	(7,004)	508
Accounts receivable—affiliates	118	49	(46)	139	285
Accounts payable	495	684	1,020	670	730
Accounts payable—affiliates	(844)	(272)	(641)	46	(270)
Accrued liabilities	1,397	206	1,788	(1,984)	(7,096)
Accrued liabilities—affiliates	—	—	—	(515)	—
Accrued interest	(9,069)	(8,727)	8,902	(9,944)	(5,322)
Deferred revenue	193	(4,494)	3,645	9,200	(5)
Deferred revenue—affiliates	—	—	—	—	(10,166)
Other items, net	(1,798)	(4,693)	(1,278)	(846)	(2,166)
Net cash provided by operating activities of continuing operations	$33,427	$25,800	$54,379	$108,017	$81,394
Net cash used in operating activities of discontinued operations	(22)	(76)	(35)	(469)	(607)
Net cash provided by operating activities	$33,405	$25,724	$54,344	$107,548	$80,787
Cash flows from investing activities
Distributions from unconsolidated investment in excess of cumulative earnings	$—	$3,258	$—	$2,097	$5,646
Proceeds from sale of assets	238	151	224	1,149	1,419
Return of long-term contract receivables	1,590	600	529	2,606	1,807
Return of long-term contract receivables—affiliate	—	—	—	—	804
Acquisition of plant and equipment and other	(3,809)	(1,238)	(2,413)	(9,666)	(6,236)
Net cash provided by (used in) investing activities of continuing operations	$(1,981)	$2,771	$(1,660)	$(3,814)	$3,440
Net cash provided by investing activities of discontinued operations	—	4	—	—	206
Net cash provided by (used in) investing activities	$(1,981)	$2,775	$(1,660)	$(3,814)	$3,646

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows—Continued
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2018	2017	2018	2018	2017
Cash flows from financing activities
Proceeds from issuance of preferred units and warrants, net	$—	$—	$—	$—	$242,100
Proceeds from issuance of 2022 Senior Notes, net	—	—	—	—	103,688
Borrowings on credit facility	—	69,000	—	35,000	69,000
Repayments of loans	(7,648)	(8,000)	(7,272)	(55,720)	(356,292)
Redemption of preferred units paid-in-kind	—	—	—	(8,844)	—
Distributions to common unitholders and general partner	(5,623)	(5,616)	(5,623)	(16,863)	(16,850)
Distributions to preferred unitholders	(7,500)	(3,769)	(7,500)	(22,765)	(5,019)
Contributions to discontinued operations	(22)	(72)	(35)	(469)	(401)
Debt issuance costs and other	(241)	347	(466)	(982)	(40,187)
Net cash provided by (used in) financing activities of continuing operations	$(21,034)	$51,890	$(20,896)	$(70,643)	$(3,961)
Net cash provided by financing activities of discontinued operations	22	72	35	469	401
Net cash provided by (used in) financing activities	$(21,012)	$51,962	$(20,861)	$(70,174)	$(3,560)

Net increase in cash and cash equivalents	$10,412	$80,461	$31,823	$33,560	$80,873
Cash and cash equivalents at beginning of period	52,975	40,783	21,152	29,827	40,371
Cash and cash equivalents at end of period	$63,387	$121,244	$52,975	$63,387	$121,244

Supplemental cash flow information:
Cash paid during the period for interest from continuing operations	$24,998	$26,977	$7,132	$58,153	$61,857
Non-cash investing and financing activities:
Plant, equipment and mineral rights funded with accounts payable or accrued liabilities	$75	$—	$894	$75	$—
Issuance of 2022 Senior Notes in exchange for 2018 Senior Notes	$—	$—	$—	$—	$240,638

Natural Resource Partners L.P.
Financial Tables

Consolidated Balance Sheets
	September 30,	December 31,
	2018	2017
(In thousands, except unit data)	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$63,387	$29,827
Accounts receivable, net	55,734	47,026
Accounts receivable—affiliates	22	161
Inventory	9,572	7,553
Prepaid expenses and other	4,665	5,838
Current assets of discontinued operations	988	991
Total current assets	134,368	91,396
Land	24,809	25,247
Plant and equipment, net	48,148	46,170
Mineral rights, net	869,106	883,885
Intangible assets, net	46,998	49,554
Equity in unconsolidated investment	242,901	245,433
Long-term contracts receivable	39,416	40,776
Other assets	6,188	6,547
Other assets—affiliate	—	156
Total assets	$1,411,934	$1,389,164
LIABILITIES AND CAPITAL
Current liabilities
Accounts payable	$7,467	$6,957
Accounts payable—affiliates	608	562
Accrued liabilities	14,005	16,890
Accrued liabilities—affiliates	—	515
Accrued interest	5,540	15,484
Current portion of deferred revenue	1,403	—
Current portion of long-term debt, net	75,201	79,740
Current liabilities of discontinued operations	—	401
Total current liabilities	104,224	120,549
Deferred revenue	40,885	100,605
Long-term debt, net	716,514	729,608
Other non-current liabilities	1,958	2,808
Other non-current liabilities—affiliate	—	346
Total liabilities	863,581	953,916
Commitments and contingencies
Class A Convertible Preferred Units (250,000 and 258,844 units issued and outstanding at September 30, 2018 and December 31, 2017, respectively, at $1,000 par value per unit; liquidation preference of $1,500 per unit)	164,587	173,431
Partners’ capital:
Common unitholders’ interest (12,245,920 and 12,232,006 units issued and outstanding at September 30, 2018 and December 31, 2017, respectively)	319,673	199,851
General partner’s interest	4,293	1,857
Warrant holders' interest	66,816	66,816
Accumulated other comprehensive loss	(4,081)	(3,313)
Total partners’ capital	386,701	265,211
Non-controlling interest	(2,935)	(3,394)
Total capital	383,766	261,817
Total liabilities and capital	$1,411,934	$1,389,164

Natural Resource Partners L.P.
Financial Tables

Consolidated Statement of Partners' Capital
(Unaudited)
	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2017	12,232	$199,851	$1,857	$66,816	$(3,313)	$265,211	$(3,394)	$261,817
Cumulative effect of adoption of accounting standard	—	69,057	1,409	—	—	70,466	—	70,466
Net income (1)	—	88,669	1,810	—	—	90,479	510	90,989
Distributions to common unitholders and general partner	—	(16,526)	(337)	—	—	(16,863)	—	(16,863)
Distributions to preferred unitholders	—	(22,310)	(455)	—	—	(22,765)	—	(22,765)
Issuance of unit-based awards	14	410	—	—	—	410	—	410
Unit-based awards amortization and vesting	—	472	—	—	—	472	—	472
Comprehensive income (loss) from unconsolidated investment and other	—	50	9	—	(768)	(709)	(51)	(760)
Balance at September 30, 2018	12,246	$319,673	$4,293	$66,816	$(4,081)	$386,701	$(2,935)	$383,766

(1)
Net income includes $22.5 million attributable to Preferred Unitholders that accumulated during the period, of which $22.1 million is allocated to the common unitholders and $0.5 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables

The tables below presents NRP's unaudited business results by segment for the three and nine months ended September 30, 2018 and 2017 and the three months ended June 30, 2018:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2018
Revenues and other income	$49,371	$8,836	$36,648	$—	$94,855
Gains on asset sales, net	—	—	163	—	163
Total revenues and other income	$49,371	$8,836	$36,811	$—	$95,018
Net income (loss) from continuing operations	$37,751	$8,836	$2,654	$(20,676)	$28,565
Adjusted EBITDA (1)	$42,998	$12,250	$5,995	$(3,183)	$58,060
Distributable cash flow (1)	$43,194	$12,250	$5,706	$(27,368)	$33,782
Free cash flow (1)	$43,194	$12,250	$2,893	$(27,368)	$30,969

Three Months Ended September 30, 2017
Revenues and other income	$49,413	$8,993	$34,710	$—	$93,116
Gains on asset sales, net	154	—	17	—	171
Total revenues and other income	$49,567	$8,993	$34,727	$—	$93,287
Net income (loss) from continuing operations	$37,992	$8,993	$3,342	$(23,828)	$26,499
Adjusted EBITDA (1)	$43,297	$12,250	$6,402	$(3,855)	$58,094
Distributable cash flow (1)	$44,795	$12,250	$1,304	$(29,466)	$28,883
Free cash flow (1)	$44,719	$12,250	$917	$(29,466)	$28,420

Three Months Ended June 30, 2018
Revenues and other income	$52,922	$16,529	$40,409	$—	$109,860
Gains on asset sales, net	168	—	42	—	210
Total revenues and other income	$53,090	$16,529	$40,451	$—	$110,070
Net income (loss) from continuing operations	$39,671	$16,529	$2,941	$(20,997)	$38,144
Adjusted EBITDA (1)	$44,178	$12,250	$6,128	$(3,263)	$59,293
Distributable cash flow (1)	$52,424	$12,250	$(614)	$(10,082)	$53,978
Free cash flow (1)	$52,254	$12,250	$(2,393)	$(10,082)	$52,029

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables

Natural Resource Partners L.P.
Financial Tables (Unaudited)

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2018
Revenues and other income	$152,150	$34,986	$104,209	$—	$291,345
Gains on asset sales, net	819	—	214	—	1,033
Total revenues and other income	$152,969	$34,986	$104,423	$—	$292,378
Asset impairments	$242	$—	$—	$—	$242
Net income (loss) from continuing operations	$116,414	$34,986	$3,620	$(63,959)	$91,061
Adjusted EBITDA (1)	$131,510	$36,750	$13,025	$(10,782)	$170,503
Distributable cash flow (1)	$135,554	$36,750	$6,051	$(68,982)	$109,373
Free cash flow (1)	$134,728	$36,750	$(196)	$(68,982)	$102,300

Nine Months Ended September 30, 2017
Revenues and other income	$150,177	$27,676	$95,486	$—	$273,339
Gains on asset sales, net	3,367	—	209	—	3,576
Total revenues and other income	$153,544	$27,676	$95,695	$—	$276,915
Asset impairments	$1,778	$—	$—	$—	$1,778
Net income (loss) from continuing operations	$115,170	$27,676	$4,439	$(88,818)	$58,467
Adjusted EBITDA (1)	$134,601	$36,750	$14,621	$(13,940)	$172,032
Distributable cash flow (1)	$124,158	$36,750	$6,827	$(81,975)	$85,760
Free cash flow (1)	$123,199	$36,750	$4,345	$(81,975)	$82,319

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables

Operating Statistics - Coal Royalty and Other
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per ton data)	2018	2017	2018	2018	2017
Coal production (tons)
Appalachia
Northern	349	226	916	1,490	1,672
Central	3,873	3,596	4,163	11,582	11,193
Southern	346	468	396	1,288	1,721
Total Appalachia	4,568	4,290	5,475	14,360	14,586
Illinois Basin	609	794	739	2,091	3,545
Northern Powder River Basin	855	849	808	2,896	2,708
Total coal production	6,032	5,933	7,022	19,347	20,839

Coal royalty revenue per ton
Appalachia
Northern	$4.01	$3.26	$3.52	$3.82	$1.36
Central	5.37	4.77	5.65	5.57	5.09
Southern	6.82	5.73	6.85	6.98	5.95
Illinois Basin	4.89	4.32	4.72	4.56	3.68
Northern Powder River Basin	3.79	3.47	2.25	2.70	2.89
Combined average coal royalty revenue per ton	5.10	4.54	4.95	4.99	4.34

Coal royalty revenues
Appalachia
Northern	$1,402	$737	$3,230	$5,698	$2,279
Central	20,786	17,154	23,520	64,538	57,027
Southern	2,359	2,683	2,712	8,985	10,242
Total Appalachia	24,547	20,574	29,462	79,221	69,548
Illinois Basin	2,973	3,431	3,485	9,533	13,055
Northern Powder River Basin	3,237	2,945	1,815	7,817	7,827
Unadjusted coal royalty revenue	30,757	26,950	34,762	$96,571	$90,430
Coal royalty adjustment for minimum leases	(48)	—	—	(98)	—
Total coal royalty revenue	$30,709	$26,950	$34,762	$96,473	$90,430

Other revenues
Production lease minimum revenue	$1,769	$9,812	$2,006	$6,310	$22,556
Minimum lease straight line revenue	567	—	569	1,739	—
Property tax revenue	1,263	513	1,523	3,968	4,311
Wheelage	1,572	1,219	1,609	5,155	3,510
Coal overriding royalty revenue	3,918	3,059	3,702	10,492	5,769
Lease assignment fee	—	1,000	—	—	1,000
Aggregates royalty revenue	888	817	1,572	3,551	3,513
Oil and gas royalty revenues	1,427	117	1,354	5,679	2,532
Other	405	356	823	1,545	827
Total other revenues	11,809	16,893	13,158	38,439	44,018
Coal royalty and other	42,518	43,843	47,920	134,912	134,448
Transportation and processing services	6,853	5,570	5,002	17,238	15,729
Gain on asset sales, net	—	154	168	819	3,367
Total coal royalty and other segment revenues and other income	$49,371	$49,567	$53,090	$152,969	$153,544

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$41,604	$12,250	$6,941	$(27,368)	$33,427
Add: proceeds from sale of PP&E	—	—	238	—	238
Add: proceeds from sale of mineral rights	—	—	—	—	—
Add: return of long-term contract receivables	1,590	—	—	—	1,590
Less: maintenance capital expenditures	—	—	(1,473)	—	(1,473)
Distributable cash flow	$43,194	$12,250	$5,706	$(27,368)	$33,782
Less: proceeds from the sale of assets	—	—	(238)	—	(238)
Less: expansion capital expenditures	—	—	(2,336)	—	(2,336)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(239)	—	(239)
Free cash flow	$43,194	$12,250	$2,893	$(27,368)	$30,969

Three Months Ended September 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$44,119	$8,992	$2,155	$(29,466)	$25,800
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	3,258	—	—	3,258
Add: proceeds from the sale of assets	76	—	75	—	151
Add: return of long-term contract receivables	600	—	—	—	600
Less: maintenance capital expenditures	—	—	(926)	—	(926)
Distributable cash flow	$44,795	$12,250	$1,304	$(29,466)	$28,883
Less: proceeds from the sale of assets	(76)	—	(75)	—	(151)
Less: expansion capital expenditures	—	—	(312)	—	(312)
Free cash flow	$44,719	$12,250	$917	$(29,466)	$28,420

Three Months Ended June 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$51,725	$12,250	$486	$(10,082)	$54,379
Add: proceeds from sale of assets	170	—	54	—	224
Add: return of long-term contract receivable	529	—	—	—	529
Less: maintenance capital expenditures	—	—	(1,154)	—	(1,154)
Distributable cash flow	$52,424	$12,250	$(614)	$(10,082)	$53,978
Less: proceeds from the sale of assets	(170)	—	(54)	—	(224)
Less: expansion capital expenditures	—	—	(1,259)	—	(1,259)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(466)	—	(466)
Free cash flow	$52,254	$12,250	$(2,393)	$(10,082)	$52,029

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$132,122	$34,653	$10,224	$(68,982)	$108,017
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	—	2,097
Add: proceeds from the sale of assets	826	—	323	—	1,149
Add: return of long-term contract receivables	2,606	—	—	—	2,606
Less: maintenance capital expenditures	—	—	(4,496)	—	(4,496)
Distributable cash flow	$135,554	$36,750	$6,051	$(68,982)	$109,373
Less: proceeds from the sale of assets	(826)	—	(323)	—	(1,149)
Less: expansion capital expenditures	—	—	(5,170)	—	(5,170)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(754)	—	(754)
Free cash flow	$134,728	$36,750	$(196)	$(68,982)	$102,300

Nine Months Ended September 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$120,588	$31,104	$11,677	$(81,975)	$81,394
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	5,646	—	—	5,646
Add: proceeds from the sale of assets	959	—	460	—	1,419
Add: return of long-term contract receivables (including affiliates)	2,611	—	—	—	2,611
Less: maintenance capital expenditures	—	—	(5,310)	—	(5,310)
Distributable cash flow	$124,158	$36,750	$6,827	$(81,975)	$85,760
Less: proceeds from the sale of assets	(959)	—	(460)	—	(1,419)
Less: expansion capital expenditures	—	—	(926)	—	(926)
Less: mitigation payments and acquisition costs classified as financing activities	—	—	(1,096)	—	(1,096)
Free cash flow	$123,199	$36,750	$4,345	$(81,975)	$82,319

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2018
Net income (loss) from continuing operations	$37,751	$8,836	$2,654	$(20,676)	$28,565
Less: equity earnings from unconsolidated investment	—	(8,836)	—	—	(8,836)
Add: net loss attributable to non-controlling interest	359	—	—	—	359
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	8	17,493	17,501
Add: depreciation, depletion and amortization	4,888	—	3,333	—	8,221
Adjusted EBITDA	$42,998	$12,250	$5,995	$(3,183)	$58,060

Three Months Ended September 30, 2017
Net income (loss) from continuing operations	$37,992	$8,993	$3,342	$(23,828)	$26,499
Less: equity earnings from unconsolidated investment	—	(8,993)	—	—	(8,993)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	59	19,973	20,032
Add: depreciation, depletion and amortization	5,305	—	3,001	—	8,306
Adjusted EBITDA	$43,297	$12,250	$6,402	$(3,855)	$58,094

Three Months Ended June 30, 2018
Net income (loss) from continuing operations	$39,671	$16,529	$2,941	$(20,997)	$38,144
Less: equity earnings from unconsolidated investment	—	(16,529)	—	—	(16,529)
Less: net income attributable to non-controlling interest	(869)	—	—	—	(869)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	—	17,734	17,734
Add: depreciation, depletion and amortization	5,376	—	3,187	—	8,563
Adjusted EBITDA	$44,178	$12,250	$6,128	$(3,263)	$59,293

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2018
Net income (loss) from continuing operations	116,414	$34,986	$3,620	$(63,959)	$91,061
Less: equity earnings from unconsolidated investment	—	(34,986)	—	—	(34,986)
Less: net income attributable to non-controlling interest	(510)	—	—	—	(510)
Add: total distributions from unconsolidated investment	—	36,750	—	—	36,750
Add: interest expense, net	—	—	28	53,177	53,205
Add: depreciation, depletion and amortization	15,364	—	9,377	—	24,741
Add: asset impairments	242	—	—	—	242
Adjusted EBITDA	$131,510	$36,750	$13,025	$(10,782)	$170,503

Nine Months Ended September 30, 2017
Net income (loss) from continuing operations	$115,170	$27,676	$4,439	$(88,818)	$58,467
Less: equity earnings from unconsolidated investment	—	(27,676)	—	—	(27,676)
Add: total distributions from unconsolidated investment	—	36,750	—	—	36,750
Add: interest expense, net	—	—	632	62,832	63,464
Add: debt modification expense	—	—	—	7,939	7,939
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	17,653	—	9,550	—	27,203
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$134,601	$36,750	$14,621	$(13,940)	$172,032

Adjusted Net Income Attributable to NRP
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2018	2017	2018	2018	2017
Net income attributable to NRP	$28,900	$26,066	$37,241	$90,479	$57,960
Add: debt modification expense	—	—	—	—	7,939
Add: loss on extinguishment of debt	—	—	—	—	4,107
Add: restructuring-related incentive compensation expense	—	—	—	—	3,847
Less: income from Ciner Wyoming's royalty dispute settlement	—	—	(12,678)	(12,678)	—
Adjusted net income attributable to NRP	$28,900	$26,066	$24,563	$77,801	$73,853

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Three Months Ended
(In thousands)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	Last 12 Months
Net cash provided by operating activities of continuing operations	$46,444	$20,211	$54,379	$33,427	$154,461
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	—	2,097
Add: proceeds from the sale of assets	563	687	224	238	1,712
Add: return on long-term contract receivables	399	487	529	1,590	3,005
Less: maintenance capital expenditures	(1,025)	(1,869)	(1,154)	(1,473)	(5,521)
Distributable cash flow	$46,381	$21,613	$53,978	$33,782	$155,754
Less: proceeds from the sale of assets	(563)	(687)	(224)	(238)	(1,712)
Less: expansion capital expenditures	(39)	(1,575)	(1,259)	(2,336)	(5,209)
Less: mitigation payments and acquisition costs classified as financing activities	(197)	(49)	(466)	(239)	(951)
Free cash flow	$45,582	$19,302	$52,029	$30,969	$147,882

Common Unit Distribution	$0.45	$0.45	$0.45	$0.45	$1.80

Distribution Coverage Ratio (1)					6.9	x

Less: Preferred Distributions					$(30,000)

Distributable cash flow after Preferred Distributions					$125,754

Distribution Coverage Ratio after Preferred Distributions (2)					5.6	x

(1)	Calculated as last twelve months' DCF divided by annual common unit distributions times number of common units and general partner units outstanding.

(2)	Calculated as last twelve months' DCF less preferred distributions divided by annual common unit distributions times number of common units and general partner units outstanding.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Adjusted EBITDA
(Unaudited)

	Three Months Ended
(In thousands)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	Last 12 Months
Net income from continuing operations	$30,741	$24,352	$38,144	$28,565	$121,802
Less: equity earnings from unconsolidated investment	(12,781)	(9,621)	(16,529)	(8,836)	(47,767)
Add (less): net loss (income) attributable to non-controlling interest	—	—	(869)	359	(510)
Add: total distributions from unconsolidated investment	12,250	12,250	12,250	12,250	49,000
Add: interest expense, net	19,257	17,970	17,734	17,501	72,462
Add: depreciation, depletion and amortization	8,790	7,957	8,563	8,221	33,531
Add: asset impairments	1,253	242	—	—	1,495
Adjusted EBITDA	$59,510	$53,150	$59,293	$58,060	$230,013

Debt—at September 30, 2018					$807,124
Leverage Ratio (1)					3.5	x

(1)	Leverage Ratio is calculated as last twelve months' Adjusted EBITDA divided by the outstanding principal value of our debt as of September 30, 2018.

Return on Capital Employed ("ROCE")
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
LTM Ended September 30, 2018
Net Income (loss) from continuing operations	$156,143	$47,767	$5,609	$(87,717)	$121,802
Interest Expense, Net	—	—	89	72,373	72,462
Return	$156,143	$47,767	$5,698	$(15,344)	$194,264

As of September 30, 2017
Partners' Capital	$839,431	$248,147	$176,902	$(1,081,765)	$182,715
Add: warrants	—	—	—	66,816	66,816
Add: discontinued operations	—	—	—	1,553	1,553
Less: non-controlling interest	—	—	—	(3,394)	(3,394)
Less: other comprehensive loss	—	—	—	(3,079)	(3,079)
Total Partners' Capital	839,431	248,147	176,902	(1,019,869)	244,611
Debt	—	—	—	955,869	955,869
Capital Employed	$839,431	$248,147	$176,902	$(64,000)	$1,200,480

ROCE	18.6%	19.2%	3.2%	N/A	16.2%

Income from Ciner Wyoming's royalty dispute settlement		12,678			12,678
ROCE excluding income from Ciner Wyoming's royalty dispute settlement		14.1%			15.1%

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Segment Details
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
LTM Ended September 30, 2018
Net Income (loss) from continuing operations	$156,143	$47,767	$5,609	$(87,717)	$121,802
Net Income attributable to common unitholders	N/A	N/A	N/A	N/A	89,102
Adjusted EBITDA	178,323	49,000	18,168	(15,478)	230,013
DCF	181,695	49,000	9,407	(84,348)	155,754
FCF	180,677	49,000	2,553	(84,348)	147,882
ROCE (1)	18.6%	14.1%	3.2%	N/A	15.1%

(1)	Excludes $12.7 million of income from Ciner Wyoming's litigation settlement in the second quarter of 2018.

-end-